                                                                 Exhibit 10(r)

                      FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS AMENDMENT TO CREDIT AGREEMENT dated as of September 30, 1999 ("this Amendment") is entered into by RESPONSE ONCOLOGY, INC., a Tennessee corporation ("Response"), RESPONSE ONCOLOGY MANAGEMENT OF SOUTH FLORIDA, INC., a Tennessee corporation ("Management"), RESPONSE ONCOLOGY OF TAMARAC, INC., a Florida corporation ("Tamarac") and RESPONSE ONCOLOGY OF FORT LAUDERDALE, INC., a Florida corporation ("Fort Lauderdale"; Response, Management, Tamarac and Fort Lauderdale are sometimes together referred to as the "Borrowers"), AMSOUTH BANK, an Alabama banking corporation ("AmSouth"), UNION PLANTERS BANK NATIONAL ASSOCIATION, a national banking association ("UP"), and BANK OF AMERICA, N.A., a national banking association and formerly known as NationsBank, N.A. (collectively, the "Lenders"), and AMSOUTH BANK, an Alabama banking corporation, as agent for the Lenders (the "Agent").

                                    Recitals

         A. The Borrowers, the Agent and the Lenders are parties to that certain Credit Agreement dated as of June 10, 1999 (the "Agreement") pursuant to which the Lenders have made available to the Borrowers (i) a revolving credit facility in an aggregate principal amount outstanding not to exceed $7,000,000, and (ii) a term loan facility in the principal amount of $35,000,000.

         B. The Borrowers have applied to the Lenders for modifications to certain provisions of the Agreement.

         C. The Lenders are willing to make such modification as requested only if, among other things, the Borrowers enter into this Amendment.

                                   Agreement

         NOW, THEREFORE, in consideration of the foregoing Recitals, the Borrowers, the Lenders and the Agent hereby agree as follows:

         1. Capitalized terms used in this Amendment and not otherwise defined herein have the respective meanings attributed thereto in the Agreement.

         2. The definition of "Applicable Commitment Fee." "Applicable LIBO Rate Margin," and "Applicable Prime Rate Margin" shall be amended to read, in its entirety, as follows:

                  "Applicable Commitment Fee," "Applicable LIBO Rate Margin," and "Applicable Prime Rate Margin" mean, with respect to any Loan and the commitment



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         fee respecting the Revolving Credit Loan, during any Effective Period, the percentage rate per annum set forth below:

          Prime Rate             LIBOR         Commitment Fee
            Margin               Margin        in Basis Points

            1.00%                 3.25%           62.5 bps

         3. The reference in Section 2.1 of the Agreement to "$7,000,000" shall be amended to read "$6,000,000".

         4. The repayment grid set forth in Section 2.10 of the Agreement is hereby amended to read, in its entirety, as follows:

          Date                               Quarterly Payment
          ----                               -----------------

     July 1, 1999                                     1,250,000
     October 1, 1999                                  1,250,000
     November 15, 1999                                  416,667
     December 1, 1999                                   416,667
     January 1, 2000                                    416,667
     April 1, 2000                                    1,250,000
     July 1, 2000                                     1,500,000
     October 1, 2000                                  1,500,000
     January 1, 2001                                  1,500,000
     April 1, 2001                                    1,500,000
     July 1, 2001                                     1,500,000
     October 1, 2001                                  1,500,000
     January 1, 2002                                  1,500,000
     April 1, 2002                                    1,500,000
     June 10, 2002                          Balance Due in Full


         5. The "Revolving Credit Commitment" for AmSouth and UP is hereby amended as set forth on the attached signature page for such financial institution.

         6. Section 6.1.7 of the Agreement is hereby amended to read, in its entirety, as follows:

                  6.1.7 Purchase Money Debt. Purchase Money Debt, including Assumed Debt, existing on the date of this Amendment and set forth on
         Schedule 6.1.7 attached hereto.



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         7. Section 6.11 of the Agreement is hereby amended to read, in its entirety, as follows:

                  6.11 Advances. No Consolidated Entities shall extend any loans to any other Persons except for the loans (including Provider Loans) existing on the date of this Agreement and set forth on Schedule 6.11 attached hereto.

         8. Section 7.2 of the Agreement is hereby amended to read, in its entirety, as follows:


                  7.2 Total Funded Debt to Consolidated EBITDA. Borrower shall maintain a ratio of Total Funded Debt divided by Consolidated EBITDA, measured as of the end of each fiscal quarter for the previous four consecutive fiscal quarters, of no greater than 4.0:1.0 through the fiscal quarter ending September 30, 1999, of no greater than 4.25:1.0 through the fiscal quarter ended December 31, 1999 and of no greater than 3.00:1.00 thereafter.

         9. Section 7.5 of the Agreement is hereby amended to read, in its entirety, as follows:

                  7.5 Capital Expenditures. Borrower shall not incur Capital Expenditures for any fiscal year without the prior written consent of the Lenders, other than those Capital Expenditures listed on Exhibit A.

         10. The Lenders agree to waive (a) the failure by the Borrowers to comply with the financial covenants set forth in Sections 7.3 and 7.4 for the fiscal quarters ending September 30, 1999 and December 31, 1999 and (b) any and all Defaults, Events of Default and remedies the Lenders and Agent may have that arise from Borrowers' failure to comply with the above-referenced financial covenants.

         11. The following Section 7.7 is hereby added to the Agreement and shall read as follows:

                  7.7 Minimum EBITDA. EBITDA for the Borrower shall not be less than (a) $1,464,000 for the three months ending September 30, 1999, (b) $500,000 for the months of October, November and December, 1999, provided, however, any excess EBITDA above the minimum set forth in this subparagraph (b) may be carried forward to the next succeeding month for October, November and December so long as EBITDA for the three months ending December 31, 1999 exceeds $1,500,000, and (c) $600,000 for the months of January, February and March, 2000; provided, however, any excess EBITDA above the minimum set forth in this subparagraph (c) may be carried forward to the next succeeding month for January, February and March so long as EBITDA for the three months ending March 31, 2000 exceeds $1,800,000.

         12. Section 8.1.1 of the Agreement is hereby amended to read, in its entirety, as follows:




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                  8.1.1 Payments. Borrowers' failure to make payment of any
         amount of the Obligations.

         13. Section 8.1.5 of the Agreement is hereby amended to read, in its entirety, as follows:

                  8.1.5 Reporting Requirements. The failure of Borrowers or any other party to timely perform any covenant in the Credit Documents requiring the furnishing of notices, financing reports or other information to Lenders; and provided, however, that during any period of time that a report is delinquent, Agent may at its option increase the Pricing Values to their highest levels permitted under this Agreement.

         14. As consideration for the Lenders' agreement to make the modification set forth in this Amendment, the Borrowers shall pay a fee in the amount of $19,250 to the Agent for the account of each of the Lenders. This fee shall be due and payable upon the execution of this Amendment and shall be fully earned and non-refundable.

         15. Notwithstanding the execution of this Amendment, all of the indebtedness evidenced by each of the Notes shall remain in full force and effect, as modified hereby, and nothing contained in this Amendment shall be construed to constitute a novation of the indebtedness evidenced by any of the Notes or to release, satisfy, discharge, terminate or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of the indebtedness evidenced by any of the Notes; (b) the liens, security interests, assignments and conveyances affected by the Agreement or the Loan Documents, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other person that may now or hereafter be liable under or on account of any of the Notes or the Agreement or the Loan Documents; or (d) any other security or instrument now or hereafter held by the Agent or the Lenders as security for or as evidence of any of the above-described indebtedness.

         16. All references in the Loan Documents to "Credit Agreement" shall refer to the Agreement as amended by this Amendment, and as the Agreement may be further amended from time to time.

         17. The Borrowers hereby certify that the organizational documents of the Borrowers have not been amended since June 10, 1999.

         18. The Borrowers hereby represent and warrant to the Agent and the Lenders that all representations and warranties contained in the Agreement are true and correct as of the date hereof, and the Borrowers hereby certify that no Event of Default nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing.

          19. Except as hereby amended, the Agreement shall remain in full force and effect as written. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which when taken together shall constitute one and the same instrument. The covenants and agreements contained in this Amendment shall apply to and inure



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to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         20. Nothing contained herein shall be construed as a waiver, acknowledgment or consent to any breach of or Event of Default under the Agreement and the Loan Documents not specifically mentioned herein.

         21. This Amendment shall be governed by the laws of the State of Alabama.



                  [Remainder of this page intentionally blank]





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         IN WITNESS WHEREOF, each of the Borrowers, the Lenders and the Agent has caused this Amendment to be executed and delivered by its duly authorized corporate officer as of the day and year first above written.


                                        RESPONSE ONCOLOGY, INC.



                                        By: /s/
                                            -----------------------------------
                                            Its: CFO



                                        RESPONSE ONCOLOGY MANAGEMENT
                                        OF SOUTH FLORIDA, INC.



                                        By: /s/
                                            -----------------------------------
                                            Its: CFO



                                        RESPONSE ONCOLOGY OF TAMARAC, INC.



                                        By: /s/
                                            -----------------------------------
                                            Its: CFO



                                        RESPONSE ONCOLOGY OF FORT LAUDERDALE,
                                        INC.



                                        By: /s/
                                            -----------------------------------
                                            Its: CFO

                                        AMSOUTH BANK



                                        By: /s/
                                            -----------------------------------
                                            Its: Vice President



                                        Revolving Credit Commitment: $3,692,400



                                        UNION PLANTERS BANK NATIONAL
                                        ASSOCIATION



                                        By: /s/
                                            -----------------------------------
                                            Its: Vice President



                                        Revolving Credit Commitment: $2,307,600



                                        BANK OF AMERICA, N.A. (formerly known as
                                        NationsBank, N.A.)



                                        By: /s/
                                            -----------------------------------
                                            Its: Senior Vice President



                                        AMSOUTH BANK, as Agent



                                        By: /s/
                                            -----------------------------------
                                            Its: Vice President






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
RESPONSE ONCOLOGY, INC.
CAPITAL EXPENDITURES
Through January 31, 2000


                                   Exhibit A


                LOCATION                                     DESCRIPTION                                   AMOUNT
                --------                                     -----------                                  --------
Oncology & Hematology Consultants, PLLC                      Chemistry Analyzer                           $ 57,000

Hematology Oncology Associates of the Treasure Coast PA      Server                                          4,000

J. Paonessa, M.D., PA                                        Satellite Office Build Out                     20,350

J. Paonessa, M.D., PA                                        Server/PC's/Cabling                            22,233

J. Paonessa, M.D., PA                                        Medical Manager Software/Installation          22,935

Oncology & Hematology Group of South Florida, PA             AVI Pumps (14 Refurbished)                      4,550

Oncology & Hematology Group of South Florida, PA             Computers(3)                                    3,000

IMPACT Center of Hollywood                                   CBC Analyzer                                   18,500

IMPACT Center of Lehigh Valley                               iMac/Router                                     2,500

IMPACT Center of Youngstown                                  iMac/Router                                     2,500

IMPACT Center of St. Joseph                                  iMac/Router                                     2,500

IMPACT Center of Colorado Springs                            iMac/Router                                     2,500

IMPACT Center of Pensacola                                   iMac/Router                                     2,500

IMPACT Center of Albuquerque                                 iMac/Router                                     2,500

Tampa Pharmacy                                               iMac/Router                                     2,500

Bayonne Hospital                                             iMac/Router                                     2,500

Mercy Hospital Cancer Center                                 iMac/Router                                     2,500

North Shore Hematology Oncology                              iMac/Router                                     2,500

IMPACT Center of Washington                                  iMac/Router                                     2,500

IMPACT Center of Little Rock                                 iMac/Router                                     2,500

IMPACT Center of Nashville                                   iMac                                            1,000

Corporate                                                    Notebook/Docking Station                        3,300

Corporate                                                    PC's(3)                                         3,000
                                                                                                          --------

     Total                                                                                                $189,868
                                                                                                          ========
